UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MBIA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

MBIA INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2009 Date: May 07, 2009 Time: 10:00 AM EDT
	Location:	MBIA Inc.
BROKER LOGO HERE		113 King Street Armonk, NY 10504
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report                     2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)      BY INTERNET:                      www.proxyvote.com

2)      BY TELEPHONE:                  1-800-579-1639

3)      BY E-MAIL*:                          sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

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— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s).
1.	Election of Directors
Nominees
01 02 03 04 05 06 07 08 09	Joseph W. Brown David A. Coulter Claire L. Gaudiani Daniel P. Kearney Kewsong Lee Laurence H. Meyer Charles R. Rinehart John A. Rolls Richard C. Vaughan

4          Resolved, that the shareholders support the compensation paid to the Company's Senior Executive Officers as a whole for 2008 and their 2009 salaries set forth in the table on page 54 of the proxy statement.

5          Approval of appointment of PricewaterhouseCoopers LLP as independent auditors.

The Board of Directors recommends you vote FOR the following proposal(s).
2	Approval of an amendment to
the Company's 2005 Omnibus
	Incentive Plan to increase the	g	0000 0000 0000
number of shares available for
issuance under the Plan by
4,000,000 to 10,000,000 shares.
Broadridge Internal Use Only
3	Resolved, that the			xxxxxxxxxx
	shareholders support the			xxxxxxxxxx
	compensation paid to the			Cusip
	Company's CEO for 2008 and			Job #
	his 2009 salary set forth in the			Envelope #
	table on page 53 of the proxy			Sequence #
	statement.			# of # Sequence #

Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job # Envelope # Sequence # # of # Sequence #